EXHIBIT 99.1
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                       SECTION 906 CERTIFICATION
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     The following statement is provided by the undersigned to accompany the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of JMB INCOME PROPERTIES, LTD. - V.





By: /s/  H. Rigel Barber              By: /s/ Gailen J. Hull
    ---------------------------           ----------------------------
    H. Rigel Barber                       Gailen J. Hull
    Chief Executive Officer               Chief Financial Officer and
                                          Principal Accounting Officer